                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth and Income Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustee and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Classes A, B, C and Institutional

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	20.01%	-10.15%	-2.79%	5.99%
Class B(a)	19.10%	-10.85%	-3.45%	5.21%
Class C(a)	19.03%	-10.86%	-3.45%	5.22%
S&P 500 Index+	24.40%	-10.13%	1.00%	10.05%

Scudder Growth and Income Fund	1-Year	Life of Class*
Institutional Class++	20.50%	3.64%
S&P 500 Index+	24.40%	10.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/03	$ 18.04	$ 17.90	$ 17.89	$ 18.15
9/30/02	$ 15.10	$ 15.03	$ 15.03	$ 15.17
Distribution Information: Twelve Months: Income Dividends	$ .08	$ -	$ -	$ .12

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	618	of	1073	58
3-Year	251	of	815	31

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Growth and Income Fund - Class A(c) [] S&P 500 Index+

Yearly periods ended September 30

Comparative Results (Adjusted for Sales Charge)
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,311	$6,836	$8,182	$16,860
	Average annual total return	13.11%	-11.91%	-3.93%	5.36%
Class B(c)	Growth of $10,000	$11,610	$6,953	$8,320	$16,612
	Average annual total return	16.10%	-11.41%	-3.61%	5.21%
Class C(c)	Growth of $10,000	$11,784	$7,011	$8,307	$16,466
	Average annual total return	17.84%	-11.16%	-3.64%	5.11%
S&P 500 Index+	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%

Scudder Growth and Income Fund		1-Year	Life of Class*
Institutional Class++	Growth of $10,000	$12,050	$10,406
	Average annual total return	20.50%	3.64%
S&P 500 Index+	Growth of $10,000	$12,440	$11,089
	Average annual total return	24.40%	10.16%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and Institutional

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a On December 29, 2000 the Fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A. Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance. Returns shown for Class A prior to August 2, 1999 and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On December 29, 2000 the Fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A. Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance. Returns prior to August 2, 1999 for Class A shares and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Institutional Class shares not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
Scudder Growth and Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	20.35%	-9.91%	-2.42%	6.34%
Class AARP (a)	20.40%	-9.90%	-2.41%	6.34%
S&P 500 Index+	24.40%	-10.13%	1.00%	10.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/03	$ 18.15	$ 18.13
9/30/02	$ 15.18	$ 15.17
Distribution Information: Twelve Months: Income Dividends	$ .12	$ .12

Class S Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	577	of	1073	54
3-Year	227	of	815	28
5-Year	478	of	583	82
10-Year	158	of	200	79

Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund - Class S [] S&P 500 Index+

Yearly periods ended September 30

Comparative Results
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,035	$7,312	$8,848	$18,484
	Average annual total return	20.35%	-9.91%	-2.42%	6.34%
Class AARP (a)	Growth of $10,000	$12,040	$7,315	$8,851	$18,491
	Average annual total return	20.40%	-9.90%	-2.41%	6.34%
S&P 500 Index+	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

a Returns shown for Class AARP shares for the periods prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Growth and Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth and Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gregory S. Adams

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 1999.

• Over 16 years of investment industry experience.

• Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

Andrew Brudenell

CFA, Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Portfolio Manager for US Large Cap Core Equity: New York.

• MS, London School of Economics.

In August 2003, Lead Portfolio Manager Kathleen Millard left the firm to pursue other opportunities. Portfolio Manager Gregory S. Adams assumed the role of lead portfolio manager of the fund on August 19, 2003. In the following interview, Adams discusses the market environment, the team's investment strategy and the fund's performance for the 12 months ended September 30, 2003.

Q: Will you provide an overview of market conditions during the period - October 1, 2002 through September 30, 2003?

A: The tide turned for stocks during the 12-month period. The stock market, as represented by the Standard & Poor's 500 index (S&P 500), gained 24.40% for the year ended September 30, 2003. With that said, those gains came amid a very volatile environment.

There was a false start early in the period as technology and telecommunications stocks - two of the worst-performing sectors of the recent bear market - rallied strongly in late 2002 and led the S&P 500 to a gain of 8.44% in the fourth calendar quarter of 2002. The market then reversed course, however, and declined 3.15% in the first three months of 2003. We attribute the decline to continued sluggish corporate earnings reports and concerns over the war with Iraq. In the second calendar quarter, a great deal of uncertainty appeared to be removed from the market. Active combat had ended in Iraq, and the federal government passed an economic stimulus package that included sweeping tax cuts. Corporate earnings also improved and stocks gained ground. The S&P 500 posted a gain of 15.39% from April through June of 2003. The rebound was broad-based, but the strongest performance again came from small-cap stocks and large-cap technology and telecommunications stocks that had previously suffered the deepest declines.

Q: How did the fund perform during this period?

A: Scudder Growth and Income Fund's Class A shares posted a total return of 20.01% (unadjusted for sales charges) for the 12 months ended September 30, 2003. (This fund offers a variety of share classes. Please see page 3 for the performance of other share classes.) This compares with a gain of 24.40% by the Standard & Poor's 500 index (the fund's benchmark). We're pleased to report that the fund posted a gain in excess of 20%. However, we're disappointed that the fund's gain fell short of the return of the S&P 500 for the period.

We attribute the underperformance relative to the benchmark to several factors. A significant portion of the fund's underperformance relative to the S&P 500 was due to what we call the "cap effect" of the index. As you may be aware, the S&P 500 is comprised of stocks with a wide range of market capitalizations. Market capitalization (market cap) is calculated by multiplying the shares of stock outstanding for a company by the share price of its stock. The best-performing stocks in the S&P 500 during this period were those with the smallest market caps - under $2.4 billion. Due to our large-cap investment discipline, the fund typically invests in companies with market caps at or above $5 billion. This rule of thumb is also important given the large size of the fund. Smaller stocks are generally less liquid (more difficult to buy or sell) than larger stocks. A poorly performing health care stock that declined dramatically in late 2002 also contributed to the fund's underperformance for the full 12-month period. There were also certain stocks that posted strong gains for the benchmark that we chose not to invest in because they lacked certain quality and style attributes that are key to our investment philosophy. Those lost opportunities added to the underperformance as well.

Q: What helped performance during the period?

A: The fund's positions in consumer staples and financials, as well as a technology stock that posted strong gains, aided performance.

1. The fund benefited vs. the benchmark from its smaller investment (underweight) in consumer staples stocks than the S&P 500. Consumer staples are products such as household items that people typically buy regardless of the state of the economy. As investors perceived better economic times ahead, they sold these defensive stocks and moved into more aggressive investments. Some staples stocks within the index declined dramatically. Not owning such stocks or having only limited exposure to them due to our underweight position in the sector helped relative performance. Additionally, the fund benefited from strong gains posted by Avon Products, the world's leading direct seller of beauty aids. The stock was a strong and consistent performer throughout the period as the company continued to grow earnings while containing its operating costs.

2. Financial stocks performed well during the period, and the fund's stock selection in that sector managed to outpace financials in the S&P 500. The fund was also helped on a relative basis by not holding a large position in regional bank stocks, which struggled during the period. In contrast, positions in large diversified financial companies such as Citigroup, Morgan Stanley and Lehman Brothers helped, since these stocks delivered strong earnings and gained ground during the period as credit quality fears appeared to subside and their brokerage and investment banking lines of business gained steam.

3. The fund's position in EMC, a leading hardware storage company, was also helpful. This stock had declined throughout the bear market as corporate information technology spending fell off. EMC's management successfully contained costs and recently rolled out more software solutions that have helped broaden its product lineup beyond its traditional hardware solutions focus. As a result, its earnings have shown signs of solid improvement, and its market value has appreciated dramatically.

Q: Were there strategies or specific stocks that proved disappointing?

A: Prior to the start of the period, we had tried to position the fund to take advantage of an economic recovery. We increased our investment in cyclical stocks that we believed would be early beneficiaries of an economic recovery. Specifically, we increased our allocation to technology, investing in what we believed were the highest-quality stocks with the best prospects for long-term recovery. Our assumption was partially correct. As the economy slowly recovered, technology stocks rallied. The fund benefited from the rally as many of our tech holdings posted solid gains relative to the overall market. However, the fund's technology gains trailed the returns of the smaller-cap and more depressed technology stocks that reversed course and led the rally. With the exception of EMC, many of these depressed technology names did not fit our disciplined investment criteria. We do believe, however, that the fund's technology holdings are solid companies that have the potential to perform well over the long term.

We also missed potential gains by not creating a larger telecommunications allocation. The wireless companies and badly beaten-up stocks within the sector posted strong gains in the period. While we held AT&T Wireless in the fund and benefited significantly from it, we didn't find any other depressed telecommunication stocks that met our investment criteria.

Another area of relative weakness was the fund's health care stocks. Despite strong performance from some individual holdings, the fund's health care sector underperformed that of the benchmark. The primary detractor from performance was Tenet Healthcare, a stock that we sold in November 2002. Tenet Healthcare - a managed care company - had been a solid performer throughout most of the bear market. However, last October the company fell amid allegations of unnecessary surgical procedures, fraudulent billings and senior executive departures. While Tenet was a relatively small position in the fund, its deep decline detracted from performance for the full 12-month period. Also, long-time holding Johnson & Johnson's stock price was down slightly due to supply issues that hurt the launch of the company's new drug-coated stent - a medical device used to open clogged coronary arteries. This stock had been a strong performer for the fund over the past several years. Early in the period, we held a larger position than the benchmark in that stock, but we trimmed our position in the period to lock in profits. We continue to hold the stock and believe it has the potential to rebound from its recent lows. On a positive note, the fund benefited by its investments in Guidant, a health care equipment and supplies firm, and Amgen, a biotechnology stock.

Q: Will you elaborate on your stock selection process?

A: We employ a three-step investment process in an attempt to build a well-diversified portfolio of large-cap stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks based on valuation methods, including low price-to-earnings, low price-to-cash-flow and other measures such as the direction of earnings revisions. Next, this screen is compared with the intrinsic values and recommendations of an in-house equity analyst team. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and in some cases make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques in an effort to manage the fund's volatility vs. the S&P 500 - the fund's equity benchmark.

Q: Do you have any other comments?

A: I'd like to thank shareholders for their commitment to the fund. We're pleased about the progress that the stock market has made over the last year and we're happy to see the fund post positive returns again. As you review your investment in the fund, we encourage you to take into account its longer-term performance record. I joined the fund's management team in 1999. Over the last three years, the fund's Class A shares have ranked in the top third of the Lipper Large-Cap Core Funds category. The fund's Class A shares ranked 251 of 815 funds for the 3-year period and 618 of 1073 funds for the 1-year period based on total return as of September 30, 2003 in the Lipper Large-Cap Core Funds category.1 This performance includes the reinvestment of all distributions. Other share classes may vary, and of course past performance is no guarantee of future results. (Lipper rankings for all time periods can be found on page 3 of this report.) This performance came amid one of the most difficult market cycles in decades. We're gratified that the fund outperformed nearly 70% of its peers during this period, but we continue to seek to improve the fund's performance relative to its peers and its benchmark. We believe that our disciplined, three-step stock selection process will help us as we seek to achieve our goal of outperformance.

1 Rankings are based on the fund's total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings may have been less favorable.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	20%	16%
Financials	19%	19%
Health Care	14%	14%
Consumer Discretionary	13%	14%
Industrials	13%	13%
Consumer Staples	8%	10%
Energy	5%	7%
Telecommunication Services	4%	2%
Utilities	2%	1%
Materials	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2003 (31.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.0%
2. Citigroup, Inc. Provider of diversified financial services	4.0%
3. General Electric Co. Industrial conglomerate	3.4%
4. Bank of America Corp. Provider of commercial banking services	3.2%
5. Morgan Stanley Provider of investment banking and brokerage services	3.2%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.0%
7. ExxonMobil Corp. Explorer and producer of oil and gas	3.0%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.9%
9. Amgen, Inc. Developer of pharmaceuticals	2.5%
10. 3M Co. Manufacturer and provider of various services and equipment	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 12.8%
Hotels, Restaurants & Leisure 0.6%
International Game Technology	1,065,100	29,982,565
Internet & Catalog Retail 1.5%
Amazon.com, Inc.*	1,103,800	53,379,768
InterActiveCorp.*	650,200	21,489,110
		74,868,878
Media 5.2%
AOL Time Warner, Inc.*	5,822,100	87,971,931
Comcast Corp. "A"*	1,735,400	51,263,716
McGraw-Hill, Inc.	390,500	24,261,765
Viacom, Inc. "B"	2,353,900	90,154,370
		253,651,782
Multiline Retail 1.5%
Kohl's Corp.*	447,100	23,919,850
Target Corp.	1,231,800	46,352,634
		70,272,484
Specialty Retail 4.0%
Home Depot, Inc.	1,280,600	40,787,110
Staples, Inc.*	3,696,000	87,780,000
The Gap, Inc.	3,914,100	67,009,392
		195,576,502
Consumer Staples 8.5%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	1,792,100	88,422,213
PepsiCo, Inc.	1,087,300	49,830,959
		138,253,172
Food & Drug Retailing 1.5%
Wal-Mart Stores, Inc.	1,294,500	72,297,825
Food Products 0.7%
Hershey Foods Corp.	486,100	35,329,748
Household Products 1.0%
Clorox Co.	1,075,700	49,342,359
Personal Products 2.5%
Avon Products, Inc.	1,866,000	120,468,960
Energy 4.9%
Oil & Gas
ChevronTexaco Corp.	708,175	50,599,103
ExxonMobil Corp.	3,957,738	144,853,210
Total SA "B"*	289,491	43,687,850
		239,140,163
Financials 18.8%
Banks 5.2%
Bank of America Corp.	2,032,400	158,608,496
Bank One Corp.	1,239,000	47,887,350
Mellon Financial Corp.	1,644,300	49,559,202
		256,055,048
Diversified Financials 9.1%
Citigroup, Inc.	4,254,499	193,622,248
Fannie Mae	537,875	37,758,825
Lehman Brothers Holdings, Inc.	834,900	57,674,892
Morgan Stanley	3,063,700	154,594,302
		443,650,267
Insurance 4.5%
Ambac Financial Group, Inc.	556,900	35,641,600
American International Group, Inc.	817,750	47,184,175
Hartford Financial Services Group, Inc.	696,000	36,630,480
Marsh & McLennan Companies, Inc.	1,235,800	58,836,438
MetLife, Inc.	1,520,800	42,658,440
		220,951,133
Health Care 14.2%
Biotechnology 2.5%
Amgen, Inc.*	1,887,500	121,875,875
Health Care Equipment & Supplies 2.4%
Biomet, Inc.	1,634,500	54,935,545
Guidant Corp.	1,322,200	61,945,070
		116,880,615
Health Care Providers & Services 1.4%
Caremark Rx, Inc.*	1,666,000	37,651,600
WellPoint Health Networks, Inc.*	436,600	33,653,128
		71,304,728
Pharmaceuticals 7.9%
Allergan, Inc.	318,400	25,067,632
Eli Lilly & Co.	1,173,700	69,717,780
Johnson & Johnson	1,899,800	94,078,096
Merck & Co., Inc.	187,500	9,491,250
Pfizer, Inc.	4,904,400	148,995,672
Wyeth	810,900	37,382,490
		384,732,920
Industrials 12.4%
Aerospace & Defense 3.8%
Honeywell International, Inc.	1,795,200	47,303,520
United Technologies Corp.	1,812,100	140,039,088
		187,342,608
Industrial Conglomerates 5.8%
3M Co.	1,751,800	120,996,826
General Electric Co.	5,527,500	164,774,775
		285,771,601
Machinery 2.8%
Deere & Co.	1,063,800	56,711,178
Parker-Hannifin Corp.	1,742,400	77,885,280
		134,596,458
Information Technology 20.0%
Communications Equipment 3.1%
Cisco Systems, Inc.*	5,436,200	106,223,348
Nokia Oyj (ADR)	2,904,100	45,303,960
		151,527,308
Computers & Peripherals 5.3%
Dell, Inc.*	1,747,400	58,345,687
EMC Corp.*	7,140,100	90,179,463
International Business Machines Corp.	957,100	84,540,643
Lexmark International, Inc. "A"*	444,800	28,026,848
		261,092,641
Semiconductor Equipment & Products 4.2%
Altera Corp.*	3,476,400	65,703,960
Intel Corp.	1,805,750	49,676,182
Texas Instruments, Inc.	3,984,800	90,853,440
		206,233,582
Software 7.4%
Electronic Arts, Inc.*	422,800	38,994,844
Microsoft Corp.	7,102,700	197,384,033
Oracle Corp.*	6,911,500	77,547,030
Symantec Corp.*	732,300	46,149,546
		360,075,453
Materials 1.7%
Chemicals 0.9%
E.I. du Pont de Nemours & Co.	1,078,200	43,138,782
Paper & Forest Products 0.8%
International Paper Co.	991,000	38,668,820
Telecommunication Services 3.9%
Diversified Telecommunication Services 2.1%
ALLTEL Corp.	981,500	45,482,710
Verizon Communications, Inc.	1,778,390	57,690,971
		103,173,681
Wireless Telecommunication Services 1.8%
AT&T Wireless Services, Inc.*	10,615,800	86,837,244
Utilities 2.1%
Electric Utilities
Exelon Corp.	811,900	51,555,650
FPL Group, Inc.	781,400	49,384,480
		100,940,130
Total Common Stocks (Cost $4,395,044,801)		4,854,033,332

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $33,320,431)	33,320,431	33,320,431
Total Investment Portfolio - 100.0% (Cost $4,428,365,232) (a)		4,887,353,763

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,519,786,193. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $367,567,570. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $668,700,772 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $301,133,202.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $4,395,044,801)	$ 4,854,033,332
Investment in Scudder Cash Management QP Trust (cost $33,320,431)	33,320,431
Total investments in securities, at value (cost $4,428,365,232)	4,887,353,763
Cash	10,000
Receivable for investments sold	30,595,878
Dividends receivable	2,796,153
Receivable for Fund shares sold	1,107,567
Foreign taxes recoverable	155,510
Total assets	4,922,018,871
Liabilities
Payable for investments purchased	30,593,489
Payable for Fund shares redeemed	7,173,537
Accrued management fee	1,881,018
Other accrued expenses and payables	1,754,939
Total liabilities	41,402,983
Net assets, at value	$ 4,880,615,888
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	458,988,531
Foreign currency related transactions	(86)
Accumulated net realized gain (loss)	(697,153,750)
Paid-in capital	5,118,781,193
Net assets, at value	$ 4,880,615,888

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($26,619,258 / 1,475,491 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.04
Maximum offering price per share (100 / 94.25 of $18.04)	$ 19.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,387,877 / 692,217 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.90
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,524,524 / 252,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.89
Maximum offering price per share (100 / 99.00 of $17.89)	$ 18.07
Class AARP Net Asset Value, offering and redemption price per share ($2,517,633,930 / 138,724,841 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.15
Class S Net Asset Value, offering and redemption price per share ($2,284,477,108 / 126,012,822 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.13
Institutional Class Net Asset Value, offering and redemption price per share ($34,973,191 / 1,926,658 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $250,247)	$ 71,673,873
Interest - Scudder Cash Management QP Trust	486,764
Total Income	72,160,637
Expenses: Management fee	21,374,440
Administrative fee	18,573,721
Distribution service fees	204,535
Trustees' fees and expenses	134,445
Other	102,805
Total expenses, before expense reductions	40,389,946
Expense reductions	(666)
Total expenses, after expense reductions	40,389,280
Net investment income (loss)	31,771,357
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(272,334,824)
Foreign currency related transactions	(26,211)
(272,361,035)
Net unrealized appreciation (depreciation) on: Investments	1,110,008,888
Foreign currency related transactions	(14,488)
1,109,994,400
Net gain (loss) on investment transactions	837,633,365
Net increase (decrease) in net assets resulting from operations	$ 869,404,722

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ 31,771,357	$ 44,606,908
Net realized gain (loss) on investment transactions	(272,361,035)	(263,882,179)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,109,994,400	(916,057,770)
Net increase (decrease) in net assets resulting from operations	869,404,722	(1,135,333,041)
Distributions to shareholders from: Net investment income: Class A	(93,971)	(100,211)
Class AARP	(16,842,077)	(22,101,315)
Class S	(15,798,058)	(21,239,330)
Institutional Class	(150,987)	(2)
Fund share transactions: Proceeds from shares sold	358,541,034	378,575,542
Reinvestment of distributions	29,709,517	39,237,581
Cost of shares redeemed	(931,620,070)	(1,541,749,661)
Net increase (decrease) in net assets from Fund share transactions	(543,369,519)	(1,123,936,538)
Increase (decrease) in net assets	293,150,110	(2,302,710,437)
Net assets at beginning of period	4,587,465,778	6,890,176,215
Net assets at end of period (including undistributed net investment income of $1,048,011 at September 30, 2002)	$ 4,880,615,888	$ 4,587,465,778

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A(a)
Years Ended September 30,	2003	2002	2001	2000[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.10	$ 18.99	$ 26.86	$ 26.65	$ 28.16
Income (loss) from investment operations: Net investment income (loss)[d]	.06	.09	.11	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	2.96	(3.90)	(6.31)	.46	(.76)
Total from investment operations	3.02	(3.81)	(6.20)	.43	(.67)
Less distributions from: Net investment income	(.08)	(.08)	(.11)	(.02)	(.22)
Net realized gains on investment transactions	-	-	(1.56)	(.20)	(.62)
Total distributions	(.08)	(.08)	(1.67)	(.22)	(.84)
Net asset value, end of period	$ 18.04	$ 15.10	$ 18.99	$ 26.86	$ 26.65
Total Return (%)[e]	20.01	(20.11)	(24.34)	1.62**	(2.31)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	18	23	8	6
Ratio of expenses (%)	1.17	1.00[f]	1.02	1.62g*	1.34*
Ratio of net investment income (loss) (%)	.35	.45	.45	(.12)*	.98*
Portfolio turnover rate (%)	42	52	57	55*	70
[a] On December 29, 2000, Class R shares were redesignated as Class A shares.
[b] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[c] For the period from August 2, 1999 (commencement of sales of Class R Shares) to December 31, 1999.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[g] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.60%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.94	(3.86)	(5.00)
Total from investment operations	2.87	(3.93)	(5.06)
Less distributions from: Net investment income	-	-	(.02)
Net asset value, end of period	$ 17.90	$ 15.03	$ 18.96
Total Return (%)[c]	19.10	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	10	13
Ratio of expenses (%)	1.94	1.81[d]	1.83*
Ratio of net investment income (loss) (%)	(.42)	(.36)	(.39)*
Portfolio turnover rate (%)	42	52	57
[a] For the period from December 29, 2000 (commencement of sales of Class B shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.93	(3.87)	(4.99)
Total from investment operations	2.86	(3.94)	(5.05)
Less distributions from: Net investment income	-	-	(.02)
Net asset value, end of period	$ 17.89	$ 15.03	$ 18.97
Total Return (%)[c]	19.03	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	4
Ratio of expenses (%)	1.93	1.84[d]	1.80*
Ratio of net investment income (loss) (%)	(.41)	(.39)	(.36)*
Portfolio turnover rate (%)	42	52	57
[a] For the period from December 29, 2000 (commencement of sales of Class C shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
* Annualized
** Not annualized

Class AARP
Years Ended September 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	2.96	(3.91)	(6.36)	(.06)
Total from investment operations	3.09	(3.77)	(6.19)	(.05)
Less distributions from: Net investment income	(.12)	(.13)	(.18)	(.03)
Net realized gains on investment transactions	-	-	(1.56)	-
Total distributions	(.12)	(.13)	(1.74)	(.03)
Net asset value, end of period	$ 18.15	$ 15.18	$ 19.08	$ 27.01
Total Return (%)	20.40	(19.90)	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,518	2,338	3,416	5,353
Ratio of expenses (%)	.80	.76	.76	.75*
Ratio of net investment income (loss) (%)	.72	.69	.71	.04**
Portfolio turnover rate (%)	42	52	57	55*
[a] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class S
Years Ended September 30,	2003	2002	2001	2000[a]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33
Income (loss) from investment operations:
Net investment income (loss)[c]	.11	.14	.17	.13	.48	.62
Net realized and unrealized gain (loss) on investment transactions	2.97	(3.92)	(6.36)	.51	1.11	1.06
Total from investment operations	3.08	(3.78)	(6.19)	.64	1.59	1.68
Less distributions from: Net investment income	(.12)	(.13)	(.19)	(.11)	(.51)	(.61)
Net realized gains on investment transactions	-	-	(1.56)	(.20)	(.70)	(2.09)
Total distributions	(.12)	(.13)	(1.75)	(.31)	(1.21)	(2.70)
Net asset value, end of period	$ 18.13	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31
Total Return (%)	20.35	(19.91)	(24.14)	2.32**	6.15	6.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,284	2,218	3,434	5,834	6,765	7,582
Ratio of expenses (%)	.90	.76	.76	.86d*	.80	.74
Ratio of net investment income (loss) (%)	.62	.69	.71	.64*	1.76	2.20
Portfolio turnover rate (%)	42	52	57	55*	70	41
[a] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b] For the year ended December 31.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.02
Net realized and unrealized gain (loss) on investment transactions	2.97	(2.42)
Total from investment operations	3.10	(2.40)
Less distributions from: Net investment income	(.12)	(.04)
Net asset value, end of period	$ 18.15	$ 15.17
Total Return (%)	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35.001
Ratio of expenses (%)	.73	.73*
Ratio of net investment income (loss) (%)	.79	.95*
Portfolio turnover rate (%)	42	52
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002. [b] Based on average shares outstanding. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $433,688,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2005 ($407,000), September 30, 2006 ($263,000), September 30, 2007 ($684,000), September 30, 2008 ($1,589,000), September 30, 2010 ($130,885,000) and September 30, 2011 ($299,860,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $172,046,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (433,688,000)
Net unrealized appreciation (depreciation) on investments	$ 367,567,570

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2003	2002
Distributions from ordinary income*	$ 32,885,093	$ 43,440,858

* For tax purposes short-term capital gains distributions are considered ordinary income distributions

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,951,839,905 and $2,462,313,764, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35%, 0.30%, 0.30% and 0.275% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.50%, 0.52%, 0.51%, 0.355%, 0.49% and 0.275% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 98,726	$ 13,983
Class B	54,748	5,244
Class C	17,987	1,900
Class AARP	8,357,439	755,350
Class S	9,984,888	933,705
Institutional Class	59,933	7,840
	$ 18,573,721	$ 1,718,022

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.95%, 0.97%, 0.96%, 0.805%, 0.94% and 0.73%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 84,782	$ 5,007
Class C	28,479	1,682
	$ 113,261	$ 6,689

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 53,521	$ 10,924.25%
Class B	28,260	3,755.25%
Class C	9,493	1,538.25%
	$ 91,274	$ 16,217

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $7,121 and $70, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $34,932 and $59, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $666 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	827,961	$ 13,982,862	1,521,220	$ 30,240,194
Class B	218,513	3,646,819	230,235	4,475,823
Class C	117,884	1,954,611	98,838	1,924,652
Class AARP	5,881,631	101,491,067	4,610,718	90,898,825
Class S	10,432,687	175,239,641	12,836,074	251,035,048
Institutional Class	3,754,038	62,226,034	57	1,000*
		$ 358,541,034		$ 378,575,542
Shares issued to shareholders in reinvestment of distributions
Class A	5,390	$ 90,609	5,413	$ 97,112
Class AARP	882,144	14,937,869	1,065,170	19,636,934
Class S	859,318	14,530,052	1,056,852	19,503,533
Institutional Class	8,672	150,987	-	2*
		$ 29,709,517		$ 39,237,581
Shares redeemed
Class A	(548,924)	$ (9,150,219)	(1,524,220)	$ (30,470,883)
Class B	(208,929)	(3,392,951)	(248,649)	(4,753,815)
Class C	(73,604)	(1,216,908)	(81,746)	(1,542,199)
Class AARP	(22,083,166)	(363,822,328)	(30,640,565)	(580,185,796)
Class S	(31,455,842)	(523,850,899)	(47,686,420)	(924,796,968)
Institutional Class	(1,836,109)	(30,186,765)	-	-*
		$ (931,620,070)		$ (1,541,749,661)
Net increase (decrease)
Class A	284,427	$ 4,923,252	2,413	$ (133,577)
Class B	9,584	253,868	(18,414)	(277,992)
Class C	44,280	737,703	17,092	382,453
Class AARP	(15,319,391)	(247,393,392)	(24,964,677)	(469,650,037)
Class S	(20,163,837)	(334,081,206)	(33,793,494)	(654,258,387)
Institutional Class	1,926,601	32,190,256	57	1,002*
		$ (543,369,519)		$ (1,123,936,538)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

Report of Independent Auditors

To the Trustees of Investment Trust and Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 24, 2003

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended September 30, 2003 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $40,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Julie M. Van Cleave (44) Vice President 2003-present	Managing Director, Deutsche Asset Management; formerly, Managing Director, Mason Street Advisors (1984-2002)	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	460965-627	460965-619	460965-593	460965-551
Fund Number	464	664	764	550

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACDGX	SCDGX
Fund Number	164	064

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Growth & Income
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth & Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Growth & Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------